Exhibit 99.02

CADENCE REPORTS FOURTH QUARTER AND FISCAL YEAR 2022
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways for 2022 • All businesses performing well; 3-year revenue CAGR > 15%. • Non-GAAP Operating Margin >40%; GAAP Operating Margin >30%. • Non-GAAP EPS up ~30%; GAAP EPS up ~24%.
Q1 2023 Outlook
• Revenue : $1.00 - $1.02 billion.
• GAAP operating margin: 31% - 32%.
• Non-GAAP operating margin: 41%- 42%.
• GAAP EPS: $0.84 - $0.88
• Non-GAAP EPS: $1.23 - $1.27
• Expect to repurchase approximately $125 million of Cadence shares in Q1.
Q4 2022 KEY METRICS
• Revenue $900 million • GAAP operating margin 23% • Non-GAAP operating margin 36% • GAAP EPS $0.88 • Non-GAAP EPS $0.96 • Operating cash flow $264 million
FY 2023 Outlook
• Revenue: $4.00 - $4.06 billion.
• GAAP operating margin: 30.5% - 32.0%.
• Non-GAAP operating margin: 40.5% - 42.0%.
• GAAP EPS: $3.24 - $3.34
• Non-GAAP EPS $4.90 - $5.00
• Operating cash flow: $1.3 - $1.4 billion.
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year.
	Financial Results Webcast	FY 2022 KEY METRICS
	Our Q4 2022 financial results webcast will begin February 13, 2023 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on February 13, 2023 until 5:00 p.m. (Pacific) on March 17, 2023.	• Revenue $3.562 billion • GAAP operating margin 30% • Non-GAAP operating margin 40% • GAAP EPS $3.09 • Non-GAAP EPS $4.27 • Operating cash flow $1.242 billion

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2017*	2018	2019	2020*	2021	2022	2023E*

Revenue	$1,943	$2,138	$2,336	$2,683	$2,988	$3,562	$4,000- $4,060
Revenue growth*	7%	10%	9%	15%	11%	19%	12% - 14%
3-year CAGR	7%	8%	9%	11%	12%	15%	~15%
3-year CAGR without 53rd week impact	8%			11%			~15%

GAAP operating expenses	$1,619	$1,742	$1,845	$2,037	$2,209	$2,488	~$2,796
GAAP operating expense growth	3%	8%	6%	10%	8%	13%	~12%

Non-GAAP operating expenses	$1,409	$1,491	$1,587	$1,739	$1,877	$2,125	~$2,368
Non-GAAP operating expense growth	5%	6%	6%	10%	8%	13%	~11%

GAAP operating margin	17%	19%	21%	24%	26%	30%

Implied GAAP operating margin**							31.25%

Non-GAAP operating margin	28%	30%	32%	35%	37%	40%

Implied Non-GAAP operating margin**							41.25%

GAAP earnings per share	$0.73	$1.23	$3.53	$2.11	$2.50	$3.09	$3.24 - $3.34

Non-GAAP earning per share	$1.40	$1.87	$2.20	$2.80	$3.29	$4.27	$4.90 - $5.00

Weighted average shares diluted outstanding	280.2	281.1	280.5	279.6	278.9	275.0	272 - 274

Cash flow from operations	471	605	730	905	1,101	1,242	$1,300 - $1,400

Capital expenditures	58	62	75	95	65	123	~$120

* Fiscal 2014 and 2020 were 53-week years, compared to all other years which are 52 week years. 2020 (which impacts the 3 year CAGR in 2023) included approximately $45 million revenue impact for the extra week. 2014 revenue (which impacts the 3 year CAGR in 2017) included approximately $27 million revenue impact for the extra week.
** At midpoint of guidance.
Profitability Trends

(In Millions)	2017	2018	2019	2020	2021	2022	2023E*

Revenue	$1,943	$2,138	$2,336	$2,683	$2,988	$3,562	$4,030
Revenue Growth	7%	10%	9%	15%	11%	19%	~13%
3-Year Revenue Growth CAGR	7%	8%	9%	11%	12%	15%	~15%
GAAP operating margin	17%	19%	21%	24%	26%	30%	31.25%

Non-GAAP operating margin	28%	30%	32%	35%	37%	40%	41.25%
Stock-based compensation	(7)%	(8)%	(8)%	(7)%	(7)%	(8)%	~(8)%
Non-GAAP operating margin adjusted for stock-based compensation	21%	22%	24%	28%	30%	32%	33.25%

GAAP operating income	$324	$396	$492	$646	$779	$1,074	$1,234

Non-GAAP operating income	$534	$647	$749	$944	$1,111	$1,436	$1,662
Non-GAAP operating income adjusted for stock-based compensation	$404	$479	$567	$747	$901	$1,166	$1,332

* At midpoint of guidance.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	2

Cadence Design Systems, Inc.

First Quarter 2023 Financial Outlook

	Q1 2022	Q4 2022	Q1 2023E

Total Revenue ($ Millions)	$902	$900	$1,000 - $1,020
Q/Q Growth		0%	11% - 13%
Y/Y Growth		16%	11% - 13%

GAAP Operating Margin	35%	23%	31% -32%

Non-GAAP Operating Margin	44%	36%	41% - 42%

GAAP EPS	$0.85	$0.88	$0.84 - $0.88

Non-GAAP EPS	$1.17	$0.96	$1.23 - $1.27

Fiscal Year 2023 Financial Outlook

	FY 2022	FY 2023E

Recurring Revenue	~85%	~85%

Total Revenue ($ Millions)	$3,562	$4,000 - $4,060
Y/Y Growth	19%	12% - 14%

Revenue from Beginning Backlog	~70%	~75%

GAAP Operating Margin	30.1%	30.5% - 32.0%

Non-GAAP Operating Margin	40.3%	40.5% - 42.0%

GAAP Other Income & Expense ($ Millions)	$(28)	$(21) - $(29)

Non-GAAP Other Income & Expense ($ Millions)	$(14)	$(21) - $(29)

GAAP Tax Rate	19%	~26%

Non-GAAP Tax Rate	17.5%	17.5%

Weighted Average Diluted Shares Outstanding (Millions)	275.0	272 - 274

GAAP EPS	$3.09	$3.24 - $3.34
Y/Y Growth	24%	5% - 8%

Non-GAAP EPS	$4.27	$4.90 - $5.00
Y/Y Growth	30%	15% - 17%

Cash Flow from Operations ($ Millions)	$1,242	$1,300 - $1,400

DSO	49	~45

Capital Expenditures ($ Millions)	$123	~$120

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	3

Cadence Design Systems, Inc.

Fourth Quarter and Fiscal Year Financial Results
Backlog

(In Billions)	2018	2019	2020	2021	2022

Backlog	$3.0	$3.6	$3.9	$4.4	$5.8

Revenue

(In Millions)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Product and Maintenance	$720	$846	$803	$846	$846
Services	53	56	55	57	54
Total Revenue	$773	$902	$858	$903	$900

(In Millions)	2018	2019	2020*	2021	2022

Product and Maintenance	$1,998	$2,204	$2,537	$2,813	$3,340
Services	140	132	146	175	222
Total Revenue	$2,138	$2,336	$2,683	$2,988	$3,562
* Fiscal 2020 was a 53-week year.
Recurring and Up-Front Revenue

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Revenue recognized over time	88%	81%	84%	81%	84%
Revenue from arrangements with non-cancelable commitments	3%	2%	2%	3%	3%
Recurring Revenue	91%	83%	86%	84%	87%
Up-Front Revenue	9%	17%	14%	16%	13%
Total	100%	100%	100%	100%	100%

	2020	2021	2022

Revenue recognized over time	85%	85%	83%
Revenue from arrangements with non-cancelable commitments	3%	3%	2%
Recurring Revenue	88%	88%	85%
Up-Front Revenue	12%	12%	15%
Total	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Recurring Revenue	88%	87%	87%	86%	85%
Up-Front Revenue	12%	13%	13%	14%	15%
Total	100%	100%	100%	100%	100%

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	4

Cadence Design Systems, Inc.

Revenue Mix by Geography

(% of Total Revenue)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Americas	43%	47%	45%	45%	46%
China	12%	16%	13%	17%	13%
Other Asia	21%	18%	18%	17%	18%
Europe, Middle East and Africa	18%	14%	18%	16%	17%
Japan	6%	5%	6%	5%	6%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2018	2019	2020	2021	2022

Americas	45%	44%	42%	45%	46%
China	10%	10%	15%	13%	15%
Other Asia	18%	20%	18%	19%	18%
Europe, Middle East and Africa	19%	18%	18%	17%	16%
Japan	8%	8%	7%	6%	5%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Custom IC Design and Simulation	24%	22%	23%	22%	22%
Digital IC Design and Signoff	29%	27%	27%	29%	28%
Functional Verification	21%	28%	24%	25%	25%
IP	14%	13%	14%	12%	12%
System Design and Analysis	12%	10%	12%	12%	13%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2018	2019	2020	2021	2022

Custom IC Design and Simulation	26%	25%	25%	23%	22%
Digital IC Design and Signoff	29%	30%	29%	29%	28%
Functional Verification	24%	23%	22%	24%	26%
IP	12%	13%	14%	13%	12%
System Design and Analysis	9%	9%	10%	11%	12%
Total	100%	100%	100%	100%	100%

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	5

Cadence Design Systems, Inc.

3 Year Revenue CAGR by Product Category

(% of Total Revenue)	2018	2019	2020	2021	2022

Custom IC Design and Simulation	7%	9%	9%	8%	10%
Digital IC Design and Signoff	9%	10%	11%	11%	13%
Functional Verification	10%	5%	11%	11%	20%
IP	8%	16%	18%	16%	15%
System Design and Analysis	3%	7%	13%	19%	24%
Total 3 Year CAGR	8%	9%	11%	12%	15%
3 Year Revenue CAGR by Product Category Without 53rd Week Impact*

(% of Total Revenue)	2018	2019	2020	2021	2022

Custom IC Design and Simulation	7%	9%	8%	8%	10%
Digital IC Design and Signoff	9%	10%	10%	11%	13%
Functional Verification	10%	5%	10%	11%	20%
IP	8%	16%	18%	16%	15%
System Design and Analysis	3%	7%	12%	19%	24%
Total 3 Year CAGR	8%	9%	11%	12%	15%
* Fiscal 2020 was a 53-week year and included approximately $45 million revenue impact for the extra week.

Gross Margin

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

GAAP Gross Margin	91.0%	89.1%	89.2%	90.3%	89.6%
Non-GAAP Gross Margin	92.7%	90.7%	90.6%	91.5%	91.1%

	2018	2019	2020	2021	2022

GAAP Gross Margin	87.9%	88.6%	88.6%	89.7%	89.6%
Non-GAAP Gross Margin	90.0%	90.6%	90.6%	91.7%	91.0%

Total Costs and Expenses

(In Millions)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Total GAAP Costs and Expenses	$577	$583	$575	$642	$689
Total Non-GAAP Costs and Expenses	$498	$505	$494	$547	$579

(In Millions)	2018	2019	2020*	2021	2022

Total GAAP Costs and Expenses	$1,742	$1,845	$2,037	$2,209	$2,488
Total Non-GAAP Costs and Expenses	$1,491	$1,587	$1,739	$1,877	$2,125

* Fiscal 2020 was a 53-week year.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	6

Cadence Design Systems, Inc.

Operating Margin

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

GAAP Operating Margin	25.3%	35.4%	33.0%	28.9%	23.5%
Non-GAAP Operating Margin	35.5%	44.0%	42.4%	39.4%	35.6%

	2018	2019	2020	2021	2022

GAAP Operating Margin	18.5%	21.1%	24.1%	26.1%	30.1%
Non-GAAP Operating Margin	30.2%	32.1%	35.2%	37.2%	40.3%

Earnings Per Share

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

GAAP Net Income Per Share	$0.63	$0.85	$0.68	$0.68	$0.88
Non-GAAP Net Income Per Share	$0.82	$1.17	$1.08	$1.06	$0.96

	2018	2019	2020	2021	2022

GAAP Net Income Per Share	$1.23	$3.53	$2.11	$2.50	$3.09
Non-GAAP Net Income Per Share	$1.87	$2.20	$2.80	$3.29	$4.27

Total DSO

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

DSO	40	37	42	40	49

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Net Cash from Operating Activities	$216	$337	$325	$317	$264
Capital Expenditures	15	18	24	44	37
Free Cash Flow	$201	$319	$301	$273	$227

(In Millions)	2018	2019	2020	2021	2022

Net Cash from Operating Activities	$605	$730	$905	$1,101	$1,242
Capital Expenditures	62	75	95	65	123
Free Cash Flow	$543	$655	$810	$1,036	$1,119

Cash and Cash Equivalents

(In Millions)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Cash and Cash Equivalents	$1,089	$1,135	$1,030	$1,026	$882

•Approximately 24 percent of our cash and cash equivalents were in the U.S. at quarter-end.

(In Millions)	2018	2019	2020	2021	2022

Cash and Cash Equivalents	$533	$705	$928	$1,089	$882

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	7

Cadence Design Systems, Inc.

Share Repurchase

(In Millions)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Share Repurchase	$110	$250	$320	$180	$300
Number of Shares	0.635	1.566	2.138	0.959	1.939

•Q3 2022 includes 109,365 shares and $30 million equity forward contract from Q2 2022 ASR settled in Q3 2022.

(In Millions)	2018	2019	2020	2021	2022

Share Repurchase	$250	$306	$380	$612	$1,050
Number of Shares	5.934	4.841	4.247	4.401	6.602

Employees

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Headcount	9,298	9,411	9,570	9,994	10,228

	2018	2019	2020	2021	2022

Headcount	7,499	8,078	8,746	9,298	10,228

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	8

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, strategic objectives, business prospects, technology and product developments, industry trends and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations, inflation rates and Cadence’s ability to access capital and debt markets; (vii) the acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (viii) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (ix) the effects of any litigation, regulatory or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services or properties are subject; and (x) the duration, severity, volatility and effects of the COVID-19 pandemic and containment measures on Cadence, its employees, and its suppliers and customers, which may also have the effect of heightening the other risks described in this paragraph. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q and future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2023 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	9

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

GAAP total costs and expenses	$577	$583	$575	$642	$689

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(54)	(59)	(64)	(74)	(73)
Amortization of acquired intangibles	(17)	(17)	(15)	(13)	(16)
Acquisition and integration-related costs	(6)	(4)	(8)	(11)	(18)
Restructuring	—	—	—	—	—
Non-qualified deferred compensation (expenses) credits	(2)	2	6	3	(3)
Non-GAAP total costs and expenses †	$498	$505	$494	$547	$579

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2017	2018	2019	2020*	2021	2022	2023E

GAAP total costs and expenses	$1,619	$1,742	$1,845	$2,037	$2,209	$2,488	$2,796

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(130)	(168)	(182)	(197)	(210)	(270)	(330)
Amortization of acquired intangibles	(57)	(53)	(53)	(64)	(67)	(60)	(58)
Acquisition and integration-related costs	(8)	(20)	(8)	(23)	(23)	(41)	(40)
Restructuring	(9)	(11)	(9)	(9)	1	—	—
Non-qualified deferred compensation (expenses) credits	(6)	1	(5)	(5)	(6)	8	—
Special charges**	—	—	(1)	—	(27)	—	—
Non-GAAP total costs and expenses †	$1,409	$1,491	$1,587	$1,739	$1,877	$2,125	$2,368

* Fiscal 2020 was a 53-week year.
** 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

GAAP gross margin as a percent of total revenue	91.0%	89.1%	89.2%	90.3%	89.6%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.2%	0.2%	0.2%	0.2%	0.3%
Amortization of acquired intangibles	1.5%	1.4%	1.2%	1.0%	1.2%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue †	92.7%	90.7%	90.6%	91.5%	91.1%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2018	2019	2020	2021	2022

GAAP gross margin as a percent of total revenue	87.9%	88.6%	88.6%	89.7%	89.6%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.3%	0.3%	0.3%	0.2%
Amortization of acquired intangibles	1.8%	1.7%	1.7%	1.6%	1.2%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.0%	0.0%
Special charges *	0.0%	0.0%	0.0%	0.1%	0.0%
Non-GAAP gross margin as a percent of total revenue †	90.0%	90.6%	90.6%	91.7%	91.0%

* 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023E

GAAP operating margin as a percent of total revenue	25%	35%	33%	29%	23%	31% - 32%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7%	7%	7%	8%	8%	8%
Amortization of acquired intangibles	2%	2%	2%	1%	2%	1%
Acquisition and integration-related costs	1%	0%	1%	1%	2%	1%
Restructuring	0%	0%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	1%	0%	(1)%	0%	1%	0%
Non-GAAP operating margin as a percent of total revenue †	36%	44%	42%	39%	36%	41% - 42%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2017	2018	2019	2020	2021	2022	2023E

GAAP operating margin as a percent of total revenue	17%	19%	21%	24%	26%	30%	30.5% - 32.0%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7%	8%	8%	7%	7%	8%	8%
Amortization of acquired intangibles	3%	2%	2%	3%	2%	2%	1%
Acquisition and integration-related costs	0%	1%	0%	1%	1%	1%	1%
Restructuring	1%	0%	1%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	(1)%	0%
Special charges *	0%	0%	0%	0%	1%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	28%	30%	32%	35%	37%	40%	40.5% - 42.0%

* 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023E

Diluted net income per share on a GAAP basis	$0.63	$0.85	$0.68	$0.68	$0.88	$0.84 - $0.88
Stock-based compensation expense	0.20	0.22	0.23	0.27	0.27	0.28
Amortization of acquired intangibles	0.06	0.06	0.05	0.05	0.06	0.05
Acquisition and integration-related costs	0.02	0.01	0.03	0.04	0.06	0.05
Restructuring	—	—	—	—	—	—
Non-qualified deferred compensation expenses (credits)	0.01	(0.01)	(0.02)	(0.01)	0.01	—
Other income or expense related to investments and non-qualified deferred compensation plan assets *	(0.01)	0.02	0.03	0.02	(0.01)	—
Income tax effect of non-GAAP adjustments	(0.09)	0.02	0.08	0.01	(0.31)	0.01
Diluted net income per share on a non-GAAP basis †	$0.82	$1.17	$1.08	$1.06	$0.96	$1.23 - $1.27

Shares used in calculation of diluted net income per share	278,253	276,918	275,172	274,957	272,997

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2017	2018	2019	2020	2021	2022	2023E

Diluted net income per share on a GAAP basis	$0.73	$1.23	$3.53	$2.11	$2.50	$3.09	$3.24 - $3.34
Stock-based compensation expense	0.46	0.60	0.65	0.71	0.75	0.98	1.21
Amortization of acquired intangibles	0.20	0.19	0.19	0.23	0.24	0.22	0.21
Acquisition and integration-related costs	0.03	0.07	0.03	0.08	0.08	0.15	0.15
Restructuring	0.03	0.04	0.03	0.03	—	—	—
Non-qualified deferred compensation expenses (credits)	0.02	(0.01)	0.02	0.02	0.02	(0.03)	—
Special charges*	—	—	—	—	0.10	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.05)	—	(0.01)	—	(0.03)	0.05	—
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	—	(2.05)	—	—	—	—
Income tax related to transition tax	0.24	—	—	—	—	—	—
Income tax related to tax rate change	0.09	—	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.35)	(0.25)	(0.19)	(0.38)	(0.37)	(0.19)	0.09
Diluted net income per share on a non-GAAP basis †	$1.40	$1.87	$2.20	$2.80	$3.29	$4.27	$4.90 - $5.00

Shares used in calculation of diluted net income per share	280,221	281,144	280,515	279,641	278,858	275,011	272 - 274M

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	14

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2021	FY 2022	FY 2023E

GAAP total other income and expense	$(10.7)	$(28.3)	$(21) - $(29)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(6.7)	14.1	—
Non-GAAP total other income and expense†	$(17.4)	$(14.2)	$(21) - $(29)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 13, 2023	Cadence Q4 and Fiscal Year 2022 Financial Results	15